EXHIBIT 99

                 MASTR Adjustable Rate Mortgages Series 2003-1
                             Whole Loan 3/1 CMT ARM


Deal Size                                  $19MM approx.

GWAC                                      5.938% approx.
Min Gross WAC                             4.625% approx.
Max Gross WAC                             7.500% approx.

Net WAC                                   5.566% approx.

Servicing Fee                             0.375% approx.

W. Average Net Margin                     2.417% approx.

W. Average Life Cap                      11.938% approx.

Cap Structure                              2/2/6

WAM                                          349 approx.

California                                   38% approx.

Avg Loan Balance                       $ 531,000 approx.

WA LTV                                       72% approx.
(greater than)80% LTV               all have PMI

W. Average FICO                              711 approx.
Full                                         79% approx.
Stated Income                                21% approx.
                                              0% approx.
                                              0% approx.

Single Family     94% approx.       Purchase          52% approx.
PUD                6% approx.       Rate/Term Refi    39% approx.
                                    Cash Out Refi      8% approx.

Owner occupied                               95% approx.

Rate Reset Date:  2005/04      8% approx.       2005/08     23% approx.
                  2005/05      5% approx.       2005/09      8% approx.
                  2005/06     14% approx.       2005/10      5% approx.
                  2005/07     32% approx.       2005/11      4% approx.

Reset Frequency/Index:             12mos/1yr CMT        100.00% approx.

AAA Ratings              2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level              3.50% approx.

Settlement Date                         01/30/03

Legal Final                             02/25/33 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           95% Bank One/Bank One
                                 3% Nexstar/Nexstar
                                 2% First Financial/GMAC



                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                  UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

UBS Warburg LLC                                                                      Cmoproj
Fixed Income Research             MARM0301A 30 year 5.9         10:06:01 pm January 14, 2003
cmoproj.553                                                  Eric Douphars douphaer@fiunmr45
                                                                                      Page 1

============================================================================================
Bond        Balance  Coupon   Delay  Factor           Index  Value    Reset  Multiplier  Cap
--------------------------------------------------------------------------------------------
1PT   17,489,564.47  4.15000   24    1.000000  coll_net_wac  -1.0000    -        -        -
============================================================================================

=================================================================================
Floor   Current   Settle                   Deal  WAC    WAM    Pricing  Duration
        Coupon     Date                                         Speed      @ Px
---------------------------------------------------------------------------------
  -     4.1500   01/30/03   coll_net_wac30 year  5.94  348.90  25.0CPR   101:03
=================================================================================


4.15% Coup 3/1 CMT Pass-Thru

============================================================================================
 Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              10.00    15.00    20.00    25.00    30.00    35.00    40.00    45.00    50.00
--------------------------------------------------------------------------------------------
 100:19       3.745    3.716    3.683    3.647    3.605    3.560    3.508    3.450    3.382
 100:20       3.730    3.700    3.666    3.628    3.585    3.538    3.484    3.424    3.353
 100:21       3.715    3.684    3.649    3.609    3.565    3.516    3.460    3.398    3.325
 100:22       3.700    3.668    3.631    3.591    3.545    3.494    3.437    3.372    3.297
 100:23       3.685    3.652    3.614    3.572    3.525    3.472    3.413    3.346    3.269
 100:24       3.670    3.635    3.597    3.553    3.505    3.450    3.389    3.320    3.240
 100:25       3.655    3.619    3.579    3.535    3.484    3.428    3.365    3.295    3.212
 100:26       3.640    3.603    3.562    3.516    3.464    3.407    3.342    3.269    3.184
 100:27       3.625    3.587    3.545    3.497    3.444    3.385    3.318    3.243    3.156
 100:28       3.610    3.571    3.528    3.479    3.424    3.363    3.294    3.217    3.127
 100:29       3.595    3.555    3.510    3.460    3.404    3.341    3.271    3.192    3.099
 100:30       3.580    3.539    3.493    3.442    3.384    3.319    3.247    3.166    3.071
 100:31       3.565    3.523    3.476    3.423    3.364    3.298    3.223    3.140    3.043
 101:00       3.550    3.507    3.459    3.404    3.344    3.276    3.200    3.114    3.015
 101:01       3.535    3.491    3.441    3.386    3.324    3.254    3.176    3.089    2.987
 101:02       3.521    3.475    3.424    3.367    3.304    3.233    3.153    3.063    2.959
 101:03       3.506    3.459    3.407    3.349    3.284    3.211    3.129    3.037    2.930
 101:04       3.491    3.443    3.390    3.330    3.263    3.189    3.106    3.012    2.902
 101:05       3.476    3.427    3.373    3.312    3.243    3.167    3.082    2.986    2.874
 101:06       3.461    3.411    3.355    3.293    3.223    3.146    3.058    2.961    2.846
 101:07       3.446    3.395    3.338    3.275    3.203    3.124    3.035    2.935    2.818
 101:08       3.431    3.379    3.321    3.256    3.183    3.102    3.011    2.909    2.790
 101:09       3.416    3.363    3.304    3.238    3.163    3.081    2.988    2.884    2.762
 101:10       3.401    3.347    3.287    3.219    3.143    3.059    2.964    2.858    2.734
 101:11       3.386    3.331    3.270    3.201    3.124    3.038    2.941    2.833    2.706
 101:12       3.372    3.315    3.253    3.182    3.104    3.016    2.918    2.807    2.679
 101:13       3.357    3.299    3.235    3.164    3.084    2.994    2.894    2.782    2.651
 101:14       3.342    3.283    3.218    3.145    3.064    2.973    2.871    2.756    2.623
 101:15       3.327    3.268    3.201    3.127    3.044    2.951    2.847    2.731    2.595
 101:16       3.312    3.252    3.184    3.108    3.024    2.930    2.824    2.705    2.567
 101:17       3.297    3.236    3.167    3.090    3.004    2.908    2.800    2.680    2.539
 101:18       3.282    3.220    3.150    3.071    2.984    2.887    2.777    2.654    2.511
--------------------------------------------------------------------------------------------
 Avg Life     2.202    2.049    1.901    1.759    1.623    1.495    1.372    1.257    1.145
 Duration     2.065    1.925    1.791    1.661    1.537    1.420    1.308    1.201    1.098
 First Pay    2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03
 Last Pay     8/05C    8/05C    8/05C    8/05C    8/05C    8/05C    8/05C    8/05C    8/05C
============================================================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                 MASTR Adjustable Rate Mortgages Series 2003-1
                             Whole Loan 5/1 CMT ARM

Deal Size                                 $129MM approx.

GWAC                                      5.362% approx.
Min Gross WAC                             4.125% approx.
Max Gross WAC                             7.125% approx.

Net WAC                                   4.986% approx.

Servicing Fee                             0.375% approx.

W. Average Net Margin                     2.381% approx.

W. Average Life Cap                      10.738% approx.

Cap Structure                 2/2/5          38% approx.
                              5/2/5          62% approx.

WAM                                          256 approx.

California                                   66% approx.

Avg Loan Balance                       $ 439,000 approx.

WA LTV                                       69% approx.
(greater than)80% LTV               all have PMI

W. Average FICO                              740 approx.

Full                                         91% approx.
Stated Income                                 3% approx.
Alt                                           5% approx.
Reduced                                       1% approx.

Single Family     67% approx.       Purchase          22% approx.
PUD               32% approx.       Rate/Term Refi    59% approx.
Condo              1% approx.       Cash Out Refi     19% approx.

Owner occupied                              100% approx.

Rate Reset Date: <=2007/06     6% approx.       2007/09     29% approx.
                   2007/07     4% approx.       2007/10     28% approx.
                   2007/08     9% approx.       2007/11     25% approx.

Reset Frequency/Index:             12mos/1yr CMT        100.00% approx.

AAA Ratings              2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level              3.50% approx.

Settlement Date                         01/30/03

Legal Final                             02/25/33 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           95% Bank One
                                 3% Nexstar/Nexstar
                                 2% First Financial/GMAC



                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                  UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

UBS Warburg LLC                                                                      Cmoproj
Fixed Income Research             MARM0301B 30 year 6.9          9:58:19 pm January 14, 2003
cmoproj.553                                                  Eric Douphars douphaer@fiunmr45
                                                                                      Page 1

============================================================================================
Bond         Balance  Coupon  Delay  Factor           Index  Value   Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------
2PT   125,183,042.80  4.65000   24   1.000000  coll_net_wac  -1.0000   -        -         -
============================================================================================

=================================================================================
Floor   Current   Settle                   Deal  WAC    WAM    Pricing  Duration
        Coupon     Date                                         Speed      @ Px
---------------------------------------------------------------------------------
  -     4.6500   01/30/03   coll_net_wac30 year  5.36  356.07  25.0CPR   101:03
=================================================================================

4.65% Coup 5/1 CMT Pass-Thru (Net Wac Cap)

============================================================================================
 Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              10.00    15.00    20.00    25.00    30.00    35.00    40.00    45.00    50.00
--------------------------------------------------------------------------------------------
 100:19       4.401    4.368    4.331    4.289    4.241    4.186    4.120    4.034    3.935
 100:20       4.392    4.357    4.319    4.275    4.225    4.169    4.100    4.011    3.909
 100:21       4.382    4.347    4.307    4.261    4.210    4.152    4.081    3.989    3.883
 100:22       4.372    4.336    4.294    4.248    4.195    4.135    4.061    3.966    3.857
 100:23       4.363    4.325    4.282    4.234    4.179    4.117    4.041    3.944    3.831
 100:24       4.353    4.314    4.270    4.220    4.164    4.100    4.022    3.921    3.805
 100:25       4.343    4.303    4.258    4.207    4.149    4.083    4.002    3.898    3.779
 100:26       4.334    4.292    4.246    4.193    4.133    4.066    3.982    3.876    3.753
 100:27       4.324    4.282    4.234    4.179    4.118    4.048    3.963    3.853    3.727
 100:28       4.314    4.271    4.221    4.166    4.103    4.031    3.943    3.831    3.701
 100:29       4.305    4.260    4.209    4.152    4.087    4.014    3.924    3.808    3.675
 100:30       4.295    4.249    4.197    4.139    4.072    3.997    3.904    3.786    3.650
 100:31       4.286    4.238    4.185    4.125    4.057    3.980    3.885    3.763    3.624
 101:00       4.276    4.227    4.173    4.111    4.041    3.963    3.865    3.741    3.598
 101:01       4.266    4.217    4.161    4.098    4.026    3.945    3.845    3.718    3.572
 101:02       4.257    4.206    4.149    4.084    4.011    3.928    3.826    3.696    3.546
 101:03       4.247    4.195    4.137    4.071    3.996    3.911    3.806    3.673    3.520
 101:04       4.237    4.184    4.125    4.057    3.980    3.894    3.787    3.651    3.495
 101:05       4.228    4.174    4.113    4.043    3.965    3.877    3.767    3.628    3.469
 101:06       4.218    4.163    4.100    4.030    3.950    3.860    3.748    3.606    3.443
 101:07       4.209    4.152    4.088    4.016    3.935    3.843    3.728    3.584    3.417
 101:08       4.199    4.141    4.076    4.003    3.920    3.826    3.709    3.561    3.392
 101:09       4.190    4.131    4.064    3.989    3.904    3.809    3.689    3.539    3.366
 101:10       4.180    4.120    4.052    3.976    3.889    3.792    3.670    3.517    3.340
 101:11       4.170    4.109    4.040    3.962    3.874    3.774    3.651    3.494    3.315
 101:12       4.161    4.098    4.028    3.949    3.859    3.757    3.631    3.472    3.289
 101:13       4.151    4.088    4.016    3.935    3.844    3.740    3.612    3.450    3.263
 101:14       4.142    4.077    4.004    3.922    3.829    3.723    3.592    3.427    3.238
 101:15       4.132    4.066    3.992    3.908    3.813    3.706    3.573    3.405    3.212
 101:16       4.123    4.055    3.980    3.895    3.798    3.689    3.554    3.383    3.187
 101:17       4.113    4.045    3.968    3.881    3.783    3.672    3.534    3.361    3.161
 101:18       4.104    4.034    3.956    3.868    3.768    3.655    3.515    3.338    3.135
--------------------------------------------------------------------------------------------
 Avg Life     3.593    3.180    2.816    2.492    2.205    1.950    1.695    1.461    1.261
 Duration     3.208    2.857    2.546    2.269    2.021    1.799    1.578    1.373    1.194
 First Pay    2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03
 Last Pay     10/07C   10/07C   10/07C   10/07C   10/07C   10/07C   6/07C    11/06C   4/06C
============================================================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                 MASTR Adjustable Rate Mortgages Series 2003-1
                          Whole Loan 7/1 CMT/Libor ARM

Deal Size                                  $27mm approx.

GWAC                                      5.923% approx.
Min Gross WAC                             5.375% approx.
Max Gross WAC                             7.000% approx.

Net WAC                                   5.666% approx.

Servicing Fee                             0.300% approx.

W. Average Net Margin                     2.162% approx.

W. Average Life Cap                      10.923% approx.

Cap Structure                              5/2/5

WAM                                          357 approx.

California                                   51% approx.

Avg Loan Balance                       $ 458,000 approx.

WA LTV                                       70% approx.
(greater than)80% LTV               all have PMI

W. Average FICO                              730 approx.

Full                                         41% approx.
Reduced                                      38% approx.
Alt                                          16% approx.
Streamlined                                   6% approx.

Single Family     69% approx.       Purchase          43% approx.
PUD               23% approx.       Rate/Term Refi    39% approx.
Other              9% approx.       Cash Out Refi     18% approx.

Primary                                      97% approx.
Secondary                                     3% approx.

Rate Reset Date:   2009/06     1% approx.       2009/10      9% approx.
                   2009/07     7% approx.       2009/11     64% approx.
                   2009/08    10% approx.       2009/12      1% approx.
                   2009/09     8% approx.

Reset Frequency/Index:                   7/1 CMT         27.28% approx.
                                   7/23 Mortgage         72.72% approx.

AAA Ratings              2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level              3.50% approx.

Settlement Date                         01/30/03

Legal Final                             02/25/33 +/- 3 mos

Depositor                       Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers           17% Bank One
                                73% Countrywide
                                10% Nexstar



                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                  UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

UBS Warburg LLC                                                                      Cmoproj
Fixed Income Research             MARM0301C 30 year 6.1         10:04:04 pm January 14, 2003
cmoproj.553                                                  Eric Douphars douphaer@fiunmr45
                                                                                      Page 1

============================================================================================
Bond         Balance  Coupon  Delay  Factor           Index  Value   Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------
3PT    26,943,288.78  4.95000   24   1.000000  coll_net_wac  -1.0000   -        -         -
============================================================================================

=================================================================================
Floor   Current   Settle                   Deal  WAC    WAM    Pricing  Duration
        Coupon     Date                                         Speed      @ Px
---------------------------------------------------------------------------------
  -     4.9500   01/30/03   coll_net_wac30 year  5.92  357.03  25.0CPR   101:00
=================================================================================

4.95% Coup 7/1 Pass-Thru

============================================================================================
 Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              10.00    15.00    20.00    25.00    30.00    35.00    40.00    45.00    50.00
--------------------------------------------------------------------------------------------
 100:16       4.785    4.751    4.712    4.668    4.614    4.543    4.468    4.388    4.301
 100:17       4.777    4.742    4.702    4.656    4.600    4.526    4.449    4.366    4.274
 100:18       4.769    4.733    4.691    4.643    4.585    4.509    4.429    4.343    4.248
 100:19       4.761    4.723    4.680    4.631    4.571    4.492    4.409    4.320    4.222
 100:20       4.753    4.714    4.670    4.619    4.556    4.475    4.389    4.297    4.196
 100:21       4.746    4.705    4.659    4.606    4.542    4.458    4.369    4.274    4.170
 100:22       4.738    4.696    4.648    4.594    4.527    4.441    4.349    4.251    4.144
 100:23       4.730    4.686    4.638    4.582    4.513    4.424    4.329    4.229    4.118
 100:24       4.722    4.677    4.627    4.569    4.499    4.407    4.310    4.206    4.092
 100:25       4.714    4.668    4.616    4.557    4.484    4.390    4.290    4.183    4.066
 100:26       4.706    4.659    4.606    4.545    4.470    4.373    4.270    4.160    4.040
 100:27       4.698    4.650    4.595    4.533    4.455    4.356    4.250    4.138    4.014
 100:28       4.690    4.641    4.584    4.520    4.441    4.339    4.230    4.115    3.988
 100:29       4.682    4.631    4.574    4.508    4.427    4.322    4.211    4.092    3.962
 100:30       4.675    4.622    4.563    4.496    4.412    4.305    4.191    4.070    3.936
 100:31       4.667    4.613    4.552    4.483    4.398    4.288    4.171    4.047    3.910
 101:00       4.659    4.604    4.542    4.471    4.384    4.271    4.152    4.024    3.884
 101:01       4.651    4.595    4.531    4.459    4.369    4.254    4.132    4.002    3.858
 101:02       4.643    4.586    4.521    4.447    4.355    4.237    4.112    3.979    3.832
 101:03       4.635    4.576    4.510    4.434    4.341    4.220    4.092    3.956    3.807
 101:04       4.627    4.567    4.499    4.422    4.326    4.203    4.073    3.934    3.781
 101:05       4.620    4.558    4.489    4.410    4.312    4.186    4.053    3.911    3.755
 101:06       4.612    4.549    4.478    4.398    4.298    4.169    4.034    3.889    3.729
 101:07       4.604    4.540    4.468    4.386    4.284    4.152    4.014    3.866    3.703
 101:08       4.596    4.531    4.457    4.373    4.269    4.135    3.994    3.843    3.678
 101:09       4.588    4.522    4.447    4.361    4.255    4.119    3.975    3.821    3.652
 101:10       4.580    4.512    4.436    4.349    4.241    4.102    3.955    3.798    3.626
 101:11       4.573    4.503    4.426    4.337    4.227    4.085    3.935    3.776    3.600
 101:12       4.565    4.494    4.415    4.325    4.212    4.068    3.916    3.753    3.575
 101:13       4.557    4.485    4.404    4.312    4.198    4.051    3.896    3.731    3.549
 101:14       4.549    4.476    4.394    4.300    4.184    4.034    3.877    3.708    3.523
 101:15       4.541    4.467    4.383    4.288    4.170    4.018    3.857    3.686    3.498
--------------------------------------------------------------------------------------------
 Avg Life     4.579    3.886    3.315    2.836    2.391    1.989    1.690    1.456    1.263
 Duration     3.919    3.365    2.905    2.514    2.151    1.818    1.564    1.360    1.190
 First Pay    2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03     2/03
 Last Pay     10/09C   10/09C   10/09C   10/09C   4/09C    3/08C    6/07C    11/06C   5/06C
============================================================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

Visit our website at http://www.ubswarburg.com

This message contains confidential information and is intended only for the individual named. If you are not the named addressee you should not disseminate, distribute or copy this e-mail. Please notify the sender immediately by e-mail if you have received this e-mail by mistake and delete this e-mail from your system.

E-mail transmission cannot be guaranteed to be secure or error-free as information could be intercepted, corrupted, lost, destroyed, arrive late or incomplete, or contain viruses. The sender therefore does not accept liability for any errors or omissions in the contents of this message which arise as a result of e-mail transmission. If verification is required please request a hard-copy version. This message is provided for informational purposes and should not be construed as a solicitation or offer to buy or sell any securities or related financial instruments.